UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave., Jamaica, NY 11434

(Address of principal executive offices, including zip code)

(718) 978-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of November 5, 2021, Unique Logistics International, Inc., a Nevada corporation (the “Company”) adopted amended and restated bylaws (the “Restated Bylaws”), to update, replace, and amend the following:

Annual Shareholder Meeting

Previous Bylaws	Amended and Restated Bylaws
Article II, Section 2.01 – The annual meeting of the stockholders shall be held within 180 days after the end of the corporation’s fiscal year.	Article II, Section 1 – The annual meeting of the stockholders of the Corporation shall be held at the time fixed, from time to time, by the Board of Directors.

Special Meeting of Shareholders

Previous Bylaws	Amended and Restated Bylaws
Article II, Section 2.02 – Special meetings of the stockholders may be called at any time in the manner provided in the articles of incorporation.	Article II, Section 2(a) – Special meetings of the stockholders may be called by the Board of Directors, the holders of outstanding shares of stock entitled to cast not less than 33.34% of the votes at the meeting or such person or persons authorized by the Board of Directors.

Quorum Requirement of Shareholder Meetings

Previous Bylaws	Amended and Restated Bylaws

Article II, Section 2.08 – Stock representing a majority of the voting power of all outstanding stock of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the articles of incorporation.

Article II, Section 6(a) – Except as otherwise provided in these By-laws, the holders of thirty-three and 34/100 percent (33.34%) of the issued and outstanding shares of the Corporation entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at a meeting of the corporation.

Proxies for Shareholder Voting

Previous Bylaws	Amended and Restated Bylaws

Article II, Section 2.11 – No proxy shall be voted or acted on after six months from its date, unless the proxy is coupled with an interest, or unless the proxy provides for a longer period not to exceed seven years.

Article II, Section 11(a) – No proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.

Fixing the Record Date For Stockholder Voting

Previous Bylaws	Amended and Restated Bylaws

Article II, Section 2.06 – If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting, the day preceding the date on which notice of the meeting is mailed shall be the record date. For any other purpose, the record date shall be the close of business on the date on which the resolution of the board of directors pertaining thereto is adopted.

Article V, Section 6 – If no record date is fixed: (1) the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Action Without a Meeting; Equality of Votes; Dispute as to Entitlement to Vote; Joint Owners of Stock; Conduct of Meeting

Previous Bylaws	Amended and Restated Bylaws

Article II, Section 2.17 — Unless otherwise provided in the articles of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Article II, Section 5 – Unless otherwise provided by law, any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote if written consents are signed by stockholders representing a majority of the shares entitled to vote at such a meeting, except however, if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws, than that proportion of written consents is required.

Equality of Votes — No Applicable Provision.

Dispute as to Entitlement to Vote — No Applicable Provision.

Joint Owners of Stock – No Applicable Provision

Procedure of Meeting, Article II, 2.18 – Meeting of the stockholders shall be conducted pursuant to such reasonable rules of conduct and protocol as the board of directors or the officer of the Corporation or other person presiding at the meeting may prescribe or, if no such rules are prescribed, in accordance with the most recent published edition of Robert’s Rules of Order.

Article II, Section 9 – In the case of an equality of votes, the chairman of the meeting at which the vote takes place is not entitled to have a casting vote in addition to the vote or votes to which he may be entitled as a stockholder of proxyholder.

Article II, Section 10 – In a dispute as to the admission or rejection of a vote at an annual or special meeting, the decision of the chairman made in good faith is conclusive.

Article II, Section 13 – If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, such person’s act binds all; or (b) if more than one votes, and the vote is not evenly split on any particular matter, the act of the majority so voting binds all.

Article II, Section 15 – The date and time of the opening and the closing of the polls for each election, question or matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding at any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the person presiding at the meeting, are appropriate for the proper conduct of the meeting.

Nomination of Directors

Previous Bylaws	Amended and Restated Bylaws

Article II, Section 2.12 – Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed.

Article III, Section 1 – Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.

Notice of Special Meeting of the Board of Directors

Previous Bylaws	Amended and Restated Bylaws
Article III, Section 3.07 – Notice of any special meeting can be given at least 72 hours prior thereto by written notice delivered personally or sent by facsimile transmission confirmed by registered mail or certified mail, postage prepaid, or by overnight courier to each director. Any such notice shall be deemed to have been given as of the date so personally delivered or sent by facsimile transmission or as of the day following dispatch by overnight courier.	Article III, Section 7 – Special meetings of the Board of Directors may be called by the Chairman or the President on twenty-four hours’ notice to each director; special meetings shall be called by the Chairman, the President or the Secretary in like manner and on like notice on the written request of two directors unless the Board consists of only one director; in which case special meetings shall be called by the Chairman, the President or Secretary in like manner or on like notice on the written request of the sole director.

Motions

Previous Bylaws	Amended and Restated Bylaws
No Applicable Section	Article II, Section 8 – No motion proposed at an annual or special meeting need be seconded.

Regulations Regarding Transfer of Stock; Executive Committees; Loans; Number of Directors; Notices

Previous Bylaws	Amended and Restated Bylaws

Article VI, Section 6.03 — Subject to the provisions of the articles of incorporation, the board of directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for stock of the corporation.

Regulations Regarding Transfer of Stock - No Applicable Provision.

Article VII, Section 7.01 – Executive Committee. The board of directors, by resolution adopted by a majority of the Whole Board, may appoint from its membership an executive committee of not less than three members (whose members shall include the chairman of the board, if any, and the president, one of whom shall act as chairman of the executive committee, as the board may designate).

Article V, Section 5.02 - No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the board of directors. Any such authorization may be general or confined to specific instances.

Article III, Section 3.02 - The number of directors which shall constitute the board, subject to the limitations set forth in the articles of incorporation, shall be determined by resolution of a majority of the total number of directors if there were no vacancies (the “Whole Board”) or, if there are fewer directors than a majority of the Whole Board, by the unanimous consent of the remaining directors or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose.

Notices - No Applicable Provision

Executive Committees - No Applicable Provision.

Loans - No Applicable Provision

Article III, Section 1 - Subject to any limitations in the laws of the State of Nevada, the Articles of Incorporation or these By-Laws, the number of directors may be changed from time to time by resolutions adopted by the Board of Directors or the stockholders.

Article VI, Section 6 - Whenever, under the provisions of the statutes or of the Articles of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in any manner as may be permitted by law reasonably intended to give actual notice, to such address, physical or electronic, as appears on the records of the Corporation, with any required postage prepaid. Notice to any director may be by any reasonable means, including, without limitation, mail, personal delivery, facsimile, or electronic communication. All notices shall be deemed given when sent.

Fractional Share Interests

Previous Bylaws	Amended and Restated Bylaws
No Applicable Provision.

Article V, Section 8 – The Corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) issue such additional interest as is necessary to increase the fractional share to a full share, (3) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (4) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

President

Previous Bylaws	Amended and Restated Bylaws

Article IV, Section 4.08 – The president shall have the following powers and duties:

(a) To be the chief executive officer of the corporation and, subject to the direction of the board of directors, to have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

(b) If no chairman of the board has been chosen or if such officer is absent or disabled, to preside at meetings of the stockholders and board of directors;

(c) To be a member of the executive committee, if any;

(d) To be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and

(e) To have all power and perform all duties normally incident to the office of a president of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the board of directors.

Article IV, Section 9 – In the absence or disability of the Chief Executive Officer, the President shall perform all duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of President of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-Laws.

Amendments

Previous Bylaws	Amended and Restated Bylaws

Article XI – All bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal, and new bylaws may be made, except that:

(a) No bylaw adopted or amended by the stockholders shall be altered or repealed by the board of directors;

(b) No bylaw shall be adopted by the board of directors which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law;

(c) If any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (d) No amendment, alteration, or repeal of this article XI shall be made except by the stockholders.

Article VII, Section 1 – Except as otherwise restricted in the Articles of Incorporation or these By-Laws, these By-Laws, or any provision of these By-Laws, may be altered, amended or repealed by the Board of Directors of the Corporation

The description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: November 9, 2021	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer